UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2013

Alere Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on December 11, 2012, we issued $450.0 million aggregate principal amount of our 7.250% senior notes due 2018 (the “Senior Notes”), which are guaranteed on a senior unsecured basis by certain of our subsidiaries. In connection with the issuance of the Senior Notes, we and the subsidiary guarantors agreed to file a registration statement on Form S-4 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, the exchange of the Senior Notes and related guarantees for new notes and guarantees with substantially identical terms.

On April 3, 2013, a number of our subsidiaries executed a supplemental indenture pursuant to which they agreed to guarantee the Senior Notes on the same terms as the existing subsidiary guarantors. As a result, the composition of our guarantor and non-guarantor subsidiaries has changed from the composition reflected in Note 24 of our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 1, 2013 (the “Annual Report”). The information in Note 24 reflected the composition of our guarantor and non-guarantor subsidiaries as of December 31, 2012.

In connection with the filing of the Registration Statement by us and our current guarantor subsidiaries, we are filing this Current Report on Form 8-K in order to provide historical financial information required to be included or incorporated by reference in the Registration Statement by Rule 3-10 of Regulation S-X with respect to the current composition of our guarantor and non-guarantor subsidiaries, which information is included in our revised audited Consolidated Financial Statements. The revised audited Consolidated Financial Statements, which are attached as Exhibit 99.1 and are incorporated by reference herein, are identical to the Consolidated Financial Statements included in the Annual Report, except for the updated supplemental guarantor financial information set forth in Note 24 therein. The revised audited Consolidated Financial Statements present information as of the dates and for the periods set forth therein. Except with respect to the change in the composition of our guarantor and non-guarantor subsidiaries, no attempt has been made to modify or update other disclosures presented in the audited Consolidated Financial Statements that may have been affected by subsequent events.

The information included in this Current Report on Form 8-K should be read in conjunction with the Annual Report and the other filings we have made with the SEC subsequent to the filing of the Annual Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of Alere Inc. and Subsidiaries as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010

101	Interactive Data Files regarding (a) our Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010, (b) our Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2012, 2011 and 2010 (c) our Consolidated Balance Sheets as of December 31, 2012 and 2011, (d) our Consolidated Statements of Equity for the Years Ended December 31, 2012, 2011 and 2010, (e) our Consolidated Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010 and (f) the Notes to such Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

By:	/s/ Jay McNamara
Jay McNamara Senior Counsel – Corporate & Finance

Dated: April 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of Alere Inc. and Subsidiaries as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010

101	Interactive Data Files regarding (a) our Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010, (b) our Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2012, 2011 and 2010 (c) our Consolidated Balance Sheets as of December 31, 2012 and 2011, (d) our Consolidated Statements of Equity for the Years Ended December 31, 2012, 2011 and 2010, (e) our Consolidated Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010 and (f) the Notes to such Consolidated Financial Statements.